                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material under Rule 14a-2


                           NCI BUILDING SYSTEMS, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                                 ---------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount previously Paid:
                                       -----------------------------------------

       (2)     Form, schedule or registration statement no.:
                                                             -------------------

       (3)     Filing party:
                             -----------------------------------------

       (4)     Date filed:
                           -------------------------------------------

                                [NCI LETTERHEAD]


                                January 31, 2003



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of NCI Building Systems, Inc. to be held at 10:00 a.m. on Friday, March 14, 2003, at NCI's Johnie Schulte Conference Center located at 7313 Fairview, Houston, Texas. At this meeting you will be asked to:

         (1) Elect two directors to serve until the Annual Meeting of Stockholders to be held in 2006;

         (2)      Approve the adoption of the 2003 Long-Term Stock Incentive
                  Plan; and

         (3) Transact any other business that may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

         It is important that your shares be represented at the Annual Meeting. Therefore, if you do not expect to attend in person, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.

                                                   Very truly yours,

                                                     /s/ A.R. Ginn
                                                       A.R. Ginn
                                                 Chairman of the Board





Houston, Texas
January 31, 2003

                           NCI BUILDING SYSTEMS, INC.
                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064
                          ----------------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 14, 2003
                          ----------------------------


         The Annual Meeting of Stockholders of NCI Building Systems, Inc. will be held at NCI's Johnie Schulte Conference Center located at 7313 Fairview, Houston, Texas, on Friday, March 14, 2003, at 10:00 a.m. The Annual Meeting will be held for the following purposes:

         1. The election of two directors to serve until the Annual Meeting of Stockholders to be held in 2006;

         2. The approval of the adoption of the 2003 Long-Term Stock Incentive Plan; and

         3. The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on January 15, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. At the Annual Meeting you may examine a list of stockholders entitled to vote at the Annual Meeting.

         It is desirable that as large a proportion as possible of the stockholders' interests be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU PROPERLY EXECUTE AND PROMPTLY RETURN TO US THE ENCLOSED FORM OF PROXY USING THE ENCLOSED ADDRESSED AND STAMPED ENVELOPE. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of NCI, by delivering a later dated proxy or by attending the Annual Meeting, withdrawing your proxy and voting your shares personally. Please date, sign and return the enclosed proxy immediately in the stamped envelope provided.

                                              By Order of the Board of Directors

                                                    /s/ Donnie R. Humphries
                                                      Donnie R. Humphries
                                                           Secretary

Houston, Texas
January 31, 2003

                           NCI BUILDING SYSTEMS, INC.
                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064
                                 (281) 897-7788


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 14, 2003


         This proxy statement is furnished to stockholders of NCI Building Systems, Inc. in connection with the solicitation of proxies to be used at our Annual Meeting to be held March 14, 2003. Your proxy in the form enclosed will be voted at the meeting if properly executed by you, returned to us before the Annual Meeting and not revoked by you. If you give a proxy on the enclosed form you may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of NCI, by delivering a later dated proxy or by attending the Annual Meeting, withdrawing your proxy and voting your shares personally. Your attendance at the Annual Meeting will not constitute automatic revocation of your proxy.

         We are first sending this proxy statement and the enclosed proxy form to stockholders on or about February 2, 2003.

                      ACTION TO BE TAKEN AT ANNUAL MEETING

         When you have appropriately specified how your proxy should be voted, the proxy will be voted accordingly. Unless you otherwise specify therein, the accompanying proxy will be voted (1) FOR the election as directors of the nominees listed under "Election of Directors," (2) FOR the approval of the adoption of the 2003 Long-Term Stock Incentive Plan and (3) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting. Our board of directors does not know of any other matter or business.

                         PERSONS MAKING THE SOLICITATION

         Our board of directors is soliciting the accompanying proxy. We will bear the entire cost of soliciting proxies and no other person or persons will bear those costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees.

                            OUTSTANDING CAPITAL STOCK

         The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is January 15, 2003. At the close of business on that date we had 18,717,582 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, excluding treasury shares.

         The following table sets forth, as of January 15, 2003 (the "Ownership Date"), the number of shares of common stock beneficially owned by (1) each person or group known by us to own beneficially more than 5% of the outstanding shares of common stock, (2) each director and nominee for director, (3) our Chief Executive Officer and each of our four other most highly paid persons who served as our executive officers at the end of the 2002 fiscal year and (4) all directors and executive officers as a group. Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to the common stock.

                                                              Beneficial Ownership (1)
                                                         ----------------------------------
                                                          Number of
Name of Beneficial Owner or Group                           Shares                 Percent
-----------------------------------------------          -----------              ---------
FMR Corp.(2)                                               1,877,500                   10.0%
      82 Devonshire Street
      Boston, MA 02109
Dalton, Greiner, Hartman, Maher & Co.(2)                   1,504,396                    8.0%
      565 Fifth Avenue, Suite 2101
      New York, NY 10017
Johnie Schulte(3)                                            725,427                    3.9%
A. R. Ginn(4)                                                235,225                    1.3%
Gary L. Forbes(5)                                            213,318                    1.1%
Robert J. Medlock(6)                                          91,486                      *
Kelly R. Ginn(7)                                              82,640                      *
Fredrick D. Koetting(8)                                       72,402                      *
William D. Breedlove(9)                                       22,318                      *
Sheldon R. Erikson(10)                                         3,320                      *
W. Bernard Pieper(11)                                          3,320                      *

All directors and executive officers as a group
      (12 persons)(3)-(12)                                 1,683,057                    8.8%

----------

*  Less than one percent

(1) Includes shares beneficially owned by the listed persons, including shares owned under our 401(k) Profit Sharing Plan. If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days after the Ownership Date, those shares are deemed beneficially owned by that person as of the Ownership Date and are deemed to be outstanding solely for the purpose of determining the percentage of the common stock that he owns. Those shares are not included in the computations for any other person.

(2) The information included in the above table is based solely on filings made with the SEC.

(3) Includes 7,096 shares held by a trust for the benefit of Mr. Schulte's grandson, 2,811 shares held by Mr. Schulte's daughter as custodian for Mr. Schulte's granddaughter and 4,000 shares held by a family trust for the benefit of Mr. Schulte's daughter, of which trusts Mr. Schulte is a trustee and may be deemed to share voting and investment power. Mr. Schulte disclaims beneficial ownership of those shares. Also includes options to purchase 108,837 shares held by Mr. Schulte that were exercisable as of the Ownership Date. Does not include options to purchase an additional 31,515 shares held by Mr. Schulte that were not exercisable.

(4) Includes options to purchase 18,837 shares held by Mr. A.R. Ginn that were exercisable as of the Ownership Date. Does not include options to purchase an additional 31,515 shares held by Mr. A.R. Ginn that were not exercisable.

(5) Includes 200,000 shares held by Equus II Incorporated, of which Mr. Forbes is a Vice President and may be deemed to share voting and investment power. Mr. Forbes disclaims beneficial ownership of those shares. Also includes options to purchase 9,318 shares held by Mr. Forbes that were exercisable as of the Ownership Date. Does not include options to purchase an additional 7,457 shares held by Mr. Forbes that were not exercisable.

(6) Includes options to purchase 85,283 shares held by Mr. Medlock that were exercisable as of the Ownership Date. Does not include options to purchase an additional 23,607 shares held by Mr. Medlock that were not exercisable.

(7) Includes 16,716 held by nine trusts for the benefit of Mr. Kelly Ginn's two children and six nieces and nephews and one brother, of which trusts Mr. Ginn is the trustee and may be deemed to share voting and investment power. Mr. Kelly Ginn disclaims beneficial ownership of those shares. Also includes options to purchase 13,158 shares held by Mr. Kelly Ginn that were exercisable as of the Ownership Date. Does not include options to purchase an additional 23,232 shares held by Mr. Kelly Ginn that were not exercisable.

(8) Includes options to purchase 70,283 shares held by Mr. Koetting that were exercisable as of the Ownership Date. Does not include options to purchase an additional 23,607 shares held by Mr. Koetting that were not exercisable.

(9) Includes options to purchase 9,318 shares held by Mr. Breedlove that were exercisable as of the Ownership Date. Does not include options to purchase an additional 7,457 shares held by Mr. Breedlove that were not exercisable.

(10) Includes options to purchase 3,320 shares held by Mr. Erikson that were exercisable as of the Ownership Date. Does not include options to purchase 7,604 shares held by Mr. Erikson and not exercisable as of the Ownership Date.

(11) Includes options to purchase 3,320 shares held by Mr. Pieper that were exercisable as of the Ownership Date. Does not include options to purchase 7,604 shares held by Mr. Pieper and not exercisable as of the Ownership Date.

(12) Includes 100,000 shares held by a family limited partnership, of which Mr. Humphries is a general partner and may be deemed to share voting and investment power. Mr. Humphries disclaims beneficial ownership of those shares. Also includes options to purchase 13,158, 15,091 and 3,820 shares held by Messrs. Maddox, Humphries and Lawrence, respectively, that were exercisable as of the Ownership Date. Does not include options to purchase an additional 23,232, 6,153, 15,685 shares held by Messrs. Maddox, Humphries and Lawrence that were not exercisable.

                                QUORUM AND VOTING

         The presence in person or by proxy of the holders of a majority of the outstanding shares of the common stock is necessary to constitute a quorum at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. Abstentions will be included in vote totals and, as such, will have the same effect as a negative vote on each proposal other than the election of directors. Broker non-votes (i.e., shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, will not be included in vote totals and, as such, will have no effect on any proposal. Cumulative voting is prohibited in the election of directors. To be elected a director, each nominee must receive a plurality of all of the votes cast at the Annual Meeting for the election of directors. The proposal to adopt the 2003 Long-Term Stock Incentive Plan and all other matters that properly come before the Annual Meeting must receive the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting.

                              ELECTION OF DIRECTORS

         Two Class I directors are to be elected at the Annual Meeting for a term expiring at the Annual Meeting of Stockholders to be held in 2006 or until their respective successors are duly elected and qualified. You are not permitted to cumulatively vote your shares in connection with the election of directors.

         Set forth below is information concerning the persons nominated for election as directors.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES.

CLASS I NOMINEES FOR ELECTION AS DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2006:

         A. R. GINN

         Mr. Ginn, age 63, has served as our Chairman of the Board since July 2000, as one of our directors since May 1998. He served as President of the Metal Components Division from May 1998 until October 2000 and has served as its Chief Executive Officer since May 1998. He also has served as Chief Executive Officer of the Metal Coaters Division since May 1998. Mr. Ginn served as our President and Chief Operating Officer from December 1998 until July 2000. From May 1998 until December 1998, he served as our Executive Vice President. Previously, he served as a director and the President of Metal Building Components, Inc., a metal components manufacturer ("MBCI"), from 1976 until our acquisition of MBCI in May 1998 and was Chief Executive Officer of the Metal

Coaters Division of MBCI from 1987 to May 1998. Mr. Ginn has over 44 years of experience in the metal building and components industry. Mr. Ginn is the father of Kelly R. Ginn, one of our executive officers.

         W. BERNARD PIEPER

         Mr. Pieper, age 70, has served as one of our directors since December 2000. Mr. Pieper, now retired, is a private investor who, since May 2001, has served as a member of the Board of Trustees of Rice University in Houston, Texas. Since 2000, he has served on various other boards and committees of Rice University. Mr. Pieper also served as a member of the Board of Trustees of Rice University from 1996 until 2000. Prior to 1996, Mr. Pieper spent 38 years with Halliburton Company, a provider of energy services and related engineering and construction services, during the last two years of which he served as Chief Operating Officer. Mr. Pieper is also a director of Highlands Insurance Group, Inc., a property and casualty insurance holding company.

         The other current directors of NCI, whose terms will expire after 2003, are as follows:

CLASS II DIRECTORS WHO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2004:

         GARY L. FORBES

         Mr. Forbes, age 58, has served as one of our directors since December 1991. Mr. Forbes has been a Vice President of Equus II Incorporated, an investment company, since November 1991. Mr. Forbes is also a director of Consolidated Graphics, Inc., a commercial printing company. Mr. Forbes is a certified public accountant.

         SHELDON R. ERIKSON

         Mr. Erikson, age 61, has served as one of our directors since December 2000. Mr. Erikson has served as the Chairman of the Board of Cooper Cameron Corporation, an international manufacturer of oil and gas pressure control equipment, since 1996 and as the President and Chief Executive Officer of Cooper Cameron since 1995. Mr. Erikson is also a director of Spinnaker Exploration Company, an independent energy company.

CLASS III DIRECTORS WHO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2005:

         WILLIAM D. BREEDLOVE

         Mr. Breedlove, age 63, has served as one of our directors since March 1992. Mr. Breedlove has been Vice Chairman of Hoak Breedlove Wesneski & Co., an investment banking firm, since August 1996. Previously, he served as Chairman and Managing Director of Breedlove Wesneski & Co., a private merchant banking firm, for over five years. Mr. Breedlove is also a director of Local Financial Corporation, a bank holding company, Park Pharmacy Corporation, a holding company for retail, wholesale, institutional and internet pharmacy distribution and physician services, and Integrated Security Systems, Inc., a developer, manufacturer and distributor of security and traffic control products.

         JOHNIE SCHULTE

         Mr. Schulte, age 67, our founder, has served as one of our directors and as our Chief Executive Officer since 1984. He served as President of the Engineered Buildings Division from May 1998 until October 2000 and has served as its Chief Executive Officer since May 1998. From 1984 until December 1998, he served as our President. Mr. Schulte founded and was President of Mid-West Steel Buildings Co., Inc. from 1970 until its sale to American Buildings Company, a metal building manufacturer ("ABC"), in 1980. Mr. Schulte remained as President of the Mid-West Metallic Division of ABC until 1984, when he left to form NCI. Mr. Schulte has over 46 years of experience in the metal building industry.

                                   MANAGEMENT


EXECUTIVE OFFICERS AND OTHER KEY MANAGERS

         Our executive officers and other key managers are as follows:

         Name                           Position
         ----                           --------
         Executive Officers:
         A.R. Ginn                      Chairman of the Board of NCI; Chief Executive Officer of
                                        Metal Components Division and Metal Coaters Division
         Johnie Schulte                 President and Chief Executive Officer and Chairman of the
                                        Executive Committee of NCI; Chief Executive Officer of
                                        Engineered Buildings Division
         Robert J. Medlock              Executive Vice President, Chief Financial Officer and Treasurer of
                                        NCI; Executive Vice President, Chief Financial Officer and
                                        Treasurer of all NCI Divisions
         Kenneth W. Maddox              Executive Vice President, Administration of NCI; Executive Vice
                                        President, Administration of all NCI Divisions
         Kelly R. Ginn                  President and Chief Operating Officer of Metal Components
                                        Division
         Fredrick D. Koetting           President and Chief Operating Officer of Engineered
                                        Buildings Division
         William A. Lawrence            Vice President and Controller of NCI; Vice President and
                                        Controller of all NCI Divisions
         Donnie R. Humphries            Secretary of NCI; Vice President, Human Relations of all NCI
                                        Divisions

         Other Key Managers:
         Jimmy Dee Anderson             President of Doors & Building Components Division
         Charles W. Dickinson           Executive Vice President, Sales of Metal Components Division
         Mark W. Dobbins                Vice President, Operations of Metal Components Division
         Richard F. Klein               President and Chief Operating Officer of Metal Coaters
                                        Division
         Kimball D. Wells               President of Mesco Metal Buildings Division
         William M. Young               President of A&S Building Systems Division

         Executive Officers:

         Information concerning the business experience of Messrs. Ginn and Schulte is provided under the section titled "Election of Directors."

         Robert J. Medlock, age 63, has served as our Executive Vice President since December 1998, as our Chief Financial Officer and Treasurer since February 1992, as Executive Vice President, Chief Financial Officer and Treasurer of the Engineered Buildings Division since May 1998 and as Executive Vice President, Chief Financial Officer and Treasurer of all NCI divisions since July 2001. Mr. Medlock served as one of our directors from March 1999 until July 2000. From February 1992 until December 1998, he served as our Vice President. Mr. Medlock is a certified public accountant.

         Kenneth W. Maddox, age 55, has served as our Executive Vice President, Administration since December 1998, Executive Vice President, Administration of all NCI divisions since July 2001 and as Vice President and Chief Financial Officer of the Metal Components Division and the Metal Coaters Division from May 1998 until July 2001. Mr. Maddox served as one of our directors from May 1998 until July 2000. From May 1998 until December 1998, he served as our Vice President. Previously, he served as the Chief Financial Officer and Treasurer of MBCI from 1980 until May 1998.

         Kelly R. Ginn, age 42, has served as President and Chief Operating Officer of the Metal Components Division since October 2000. Mr. Ginn served as Vice President, Manufacturing of the Metal Components Division from May 1998 until October 2000. Previously, he served as Vice President of Manufacturing of MBCI since 1990. Mr. Ginn has 20 years of experience in the metal building and components industry. Mr. Ginn is the son of A.R. Ginn, our Chairman of the Board.

         Fredrick D. Koetting, age 43, has served as President and Chief Operating Officer of the Engineered Buildings Division since October 2000. Mr. Koetting served as Vice President, Operations of the Engineered Buildings Division from May 1998 until October 2000. He previously served as our Vice President from May 1994 until May 1998.

         William A. Lawrence, age 42, has served as our Vice President and Controller and as Vice President and Controller of all NCI divisions since June 2001. Before joining NCI, Mr. Lawrence served as Vice President, Finance of Telxon Corporation, a manufacturer, marketer and supporter of mobile information systems, from November 1999 to May 2001. Previously, Mr. Lawrence spent four years with Monarch Marking Systems, Inc., a manufacturer and marketer of bar code and price marking equipment, during the last three years of which he served as Director of Finance and Controller.

         Donnie R. Humphries, age 53, has served as our Secretary since 1985, as Vice President, Human Relations of all NCI divisions since July 2001 and as Vice President, Human Relations of the Engineered Buildings Division from May 1998 until July 2001. Mr. Humphries previously served as our Vice President, Human Relations from 1997 until May 1998. Mr. Humphries has over 24 years of experience in the metal building industry.

         Other Key Managers:

         Jimmy Dee Anderson, age 38, has served as the President of the Doors & Building Components Division since January 2002. From January 1999 until January 2002, Mr. Anderson served as Division President of A-Lert Building Systems, a division of Centurion Industries, Inc., a metal fabrication and industrial construction company. Prior to January 1999, Mr. Anderson was employed by NCI for over nine years.

         Charles W. Dickinson, age 51, has served as Executive Vice President, Sales of the Metal Components Division since October 2000. Mr. Dickinson served as Vice President, Sales of the Metal Components Division from May 1998 until October 2000. Previously, he served as Vice President of Sales of MBCI since 1991. Mr. Dickinson has over 24 years of experience in the metal building and components industry.

         Mark W. Dobbins, age 44, has served as Vice President, Operations of the Metal Components Division since October 2000. Mr. Dobbins served as President of the American Building Components Division from January 2000 until October 2000. During 1999, he served as the Senior General Manager of Manufacturing of the Metal Components Division. Mr. Dobbins was employed by MBCI for over 10 years.

         Richard F. Klein, age 64, has served as President and Chief Operating Officer of the Metal Coaters Division since May 1998. Previously, he served as President of Metal Coaters, Inc., a subsidiary of MBCI, since 1987. Before joining MBCI in 1987, Mr. Klein spent nine years as Vice President of a large coil coating concern.

         Kimball D. Wells, age 46, has served as President of Mesco Metal Buildings Division since April 2001. From February 2001 until April 2001 he served as Executive Vice President of the Mesco Metal Buildings Division and from December 1999 until April 2001, he served as Vice President, Engineering of the Mesco Metal Buildings Division. Before joining NCI, Mr. Wells was employed by Butler Manufacturing Company, a metal building manufacturer, for over 11 years, during the last three of which he served as a regional manager. Mr. Wells has over 25 years of experience in the metal building industry.

         William M. Young, age 53, has served as President of the A&S Building Systems Division since August 1999. Before joining NCI, Mr. Young was employed by Butler Manufacturing Company, a metal building manufacturer, for 25 years, during the last five of which he served as the plant manager for Butler Manufacturing's largest plant. Mr. Young has over 27 years of experience in the metal building industry.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows information regarding compensation paid to
(i) our Chief Executive Officer and (ii) each of our four other most highly paid persons who were executive officers at the end of the 2002 fiscal year (collectively, the "Named Executive Officers"), with respect to each of our last three fiscal years based on salary and bonus earned during each fiscal year.


                                          ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                    -------------------------------   ---------------------------------------------------
                                                                        SECURITIES                            ALL OTHER
         NAME AND                                                       UNDERLYING           LTIP             COMPENSA-
    PRINCIPAL POSITION       YEAR      SALARY($)      BONUS($)(1)     OPTIONS(#)(2)       PAYOUTS($)         TION($)(3)
--------------------------   ----   --------------   --------------   --------------    -------------      --------------

A. R. Ginn                   2002   $      450,000   $      686,250           18,415               --      $        8,000
Chairman of the Board        2001          445,000               --           12,092               --               6,800
                             2000          420,000          253,594           15,000               --               8,333

Johnie Schulte               2002   $      450,000   $      686,250           18,415               --      $        8,000
President and Chief          2001          445,000               --           12,092               --               6,800
Executive Officer            2000          420,000          253,594           15,000               --               8,333

Robert J. Medlock            2002   $      217,000   $      330,925           14,187               --      $       11,099
Executive Vice President     2001          215,269               --            9,069               --              53,120
and Chief Financial          2000          206,666          124,405           10,000               --              54,653
Officer

Kelly R. Ginn                2002   $      225,000   $      343,125           13,687               --      $        7,334
President and Chief          2001          220,192               --            9,069               --               6,800
Operating Officer of Metal   2000          191,539           79,740           10,000    $   1,002,294(4)            8,333
Components Division

Frederick D. Koetting        2002   $      225,000   $      343,125           14,187               --      $        7,334
President and Chief          2001          220,192               --            9,069               --               6,800
Operating Officer of         2000          196,154           79,740           10,000               --               8,333
Engineered Buildings
Division

----------

(1)      Includes $112,500, $112,500, $54,250, $56,250 and $56,250 paid to
         Messrs. A.R. Ginn, Schulte, Medlock, Kelly R. Ginn and Koetting, respectively, as a special bonus during fiscal 2002, which special bonus was based on NCI's outperformance of its competitors in fiscal 2001.

(2)      Options to acquire shares of common stock.

(3) This column is comprised of (a) our matching contribution under our 401(k) plan and (b) with respect to Mr. Medlock, an amount which represents the increase in present value during each of the three fiscal years of a vested retirement benefit under our supplemental retirement plan as shown in the following table:



                PAYABLE
               BEGINNING            INCREASE IN
                AT AGE             PRESENT VALUE
              ----------        -------------------
Medlock               65        2002       $  3,099
                                2001         46,320
                                2000         46,320

(4) In connection with our acquisition of MBCI in May 1998, we established a trust account for Mr. Kelly Ginn under the Management Incentive Plan, into which we deposited $911,790 for Mr. Ginn. During fiscal 1999, we terminated Mr. Ginn's trust and allowed him to vest 100% in his trust account, and an aggregate of $1,002,294 was distributed to him in fiscal 2000. In consideration for the early vesting and the distribution of his account to him, Mr. Ginn agreed to pledge 50,000 shares of our common stock to NCI to secure his obligations under a non-competition agreement. In January 2002, we released 25,000 shares from the pledge arrangement and returned them to Mr. Ginn in consideration of his satisfaction of certain of his obligations under the non-competition agreement. We still hold 25,000 shares of our common stock owned by Mr. Ginn pursuant to this pledge arrangement.

OPTION GRANTS DURING 2002 FISCAL YEAR

         The following table sets forth the options granted during fiscal 2002 to the Named Executive Officers under our stock option plan. We did not grant any stock appreciation rights during fiscal 2002.

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                          STOCK PRICE APPRECIATION
                                              INDIVIDUAL GRANTS                                FOR OPTION TERM
                        ------------------------------------------------------------     ----------------------------
                                           % OF
                                           TOTAL
                                          OPTIONS
                                         GRANTED TO        EXERCISE
                          OPTIONS        EMPLOYEES         OR BASE
                          GRANTED        IN FISCAL          PRICE         EXPIRATION
        NAME                (#)             YEAR            ($/SH)           DATE         5% ($)             10% ($)
--------------------    -----------     ------------       --------       ----------     --------           ---------
A.R. Ginn                    12,701              2.6%      $  15.15        12-14-11      $  24.68           $   39.30
                              5,714              1.7%      $  17.50        06-14-12      $  39.30           $   45.39

Johnie Schulte               12,701              2.6%      $  15.15        12-14-11      $  24.68           $   39.30
                              5,714              1.7%      $  17.50        06-14-12      $  39.30           $   45.39

Kelley R. Ginn                9,401              1.9%      $  15.15        12-14-11      $  24.68           $   39.30
                              4,286              0.9%      $  17.50        06-14-12      $  39.30           $   45.39

Fredrick D. Koetting          9,901              2.0%      $  15.15        12-14-11      $  24.68           $   39.30
                              4,286              0.9%      $  17.50        06-14-12      $  39.30           $   45.39

Robert J. Medlock             9,901              2.0%      $  15.15        12-14-11      $  24.68           $   39.30
                              4,286              0.9%      $  17.50        06-14-12      $  39.30           $   45.39


OPTION EXERCISES DURING 2002 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to options exercised by the Named Executive Officers and the number and value of options held at fiscal year end. We do not have any outstanding stock appreciation rights.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING
                                                                    UNEXERCISED OPTIONS         VALUE OF UNEXERCISED
                                 SHARES                                  AT FY-END            IN-THE-MONEY OPTIONS AT
                                ACQUIRED             VALUE              EXERCISABLE/            FY-END EXERCISABLE/
          NAME                ON EXERCISE         REALIZED(1)          UNEXERCISABLE              UNEXERCISABLE(1)
-------------------------    ------------         -----------       --------------------      -----------------------
A.R. Ginn                          --                 --               10,523/34,984             $ 39,176/$128,638
Johnie Schulte                     --                 --              100,523/34,984             $311,676/$128,638
Kelly R. Ginn                      --                 --                7,266/25,490             $  26,910/$93,447
Fredrick D. Koetting               --                 --               64,266/25,990             $ 196,560/$95,722
Robert J. Medlock                  --                 --               79,266/25,990             $ 383,310/$95,722

--------------

(1) Value is calculated on the basis of the difference between the option exercise price and the market value of our common stock on the exercise date or at the end of our fiscal year, as appropriate.

LONG-TERM INCENTIVE PLAN AWARDS DURING 2002 FISCAL YEAR

         The following table provides information related to awards under our Management Incentive Plan to the Named Executive Officers during fiscal 2002.

              LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                                      ESTIMATED FUTURE PAYOUTS
                                                                                 UNDER NON-STOCK PRICE BASED PLANS
                                           PERFORMANCE OR OTHER                ---------------------------------------
             NAME                       PERIOD UNTIL MATURATION(1)                 TARGET(2)             MAXIMUM(2)
-------------------------------        ----------------------------            -----------------     -----------------
A.R. Ginn                                      May 1, 2003                     $         657,399     $         657,399
Johnie Schulte                                          --                                    --                    --
Kelly R. Ginn (3)                                       --                                    --                    --
Fredrick D. Koetting                                    --                                    --                    --
Robert J. Medlock                                       --                                    --                    --

--------------

(1) For a description of the terms and conditions, including the appropriate performance standard, of the Management Incentive Plan, please see "--Employment and Change-in-Control Agreements."

(2) The amounts reported in these columns are the market value of the trust accounts as of December 31, 2002 established under the Management Incentive Plan for the benefit of Mr. Ginn. The amount to be paid to Mr. Ginn at payout will be these amounts, as adjusted for any increases resulting from investment gains or decreases resulting from investment losses from December 31, 2001 until payout. In connection with our acquisition of MBCI in May 1998, we deposited $684,760 for Mr. Ginn into a trust under the Management Incentive Plan.

(3) In connection with our acquisition of MBCI in May 1998, we established a trust account for Mr. Kelly Ginn under the Management Incentive Plan, into which we deposited $911,790 for Mr. Ginn. During fiscal 1999, we terminated Mr. Ginn's trust and allowed him to vest 100% in his trust account, and an aggregate of $1,002,294 was distributed to him in fiscal 2000. In consideration for the early vesting and the distribution of his account to him, Mr. Ginn agreed to pledge 50,000 shares of our common stock to NCI to secure his obligations under a non-competition agreement. In January 2002, we released 25,000 shares from the pledge arrangement and returned them to Mr. Ginn in consideration of his satisfaction of certain of his obligations under the non-competition agreement. We still hold 25,000 shares of our common stock owned by Mr. Ginn pursuant to this pledge arrangement.

COMPENSATION OF DIRECTORS

         Directors of NCI who are employees of NCI do not receive compensation as directors. We pay non-employee directors an annual fee of $20,500 plus expenses incurred and $3,000 for each meeting of our board of directors or committee meeting attended. From March 1997 until December 15, 2000, each non-employee director received an annual grant of options to purchase 2,000 shares of common stock under our stock option plan. Effective December 15, 2000, each non-employee director receives grants of options to purchase that number of shares having a fair market value of $30,000 (if the non-employee director serves as the chairman of a committee) or $25,000 (if the non-employee director does not serve as the chairman of a committee) under our stock option plan on June 15 and December 15 of each year, provided, that the non-employee director has served as a director for at least six months. In addition, upon election to our board of directors, each new non-employee director will receive an initial grant of options to purchase 5,000 shares of common stock.

EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

         Under the terms of an amended and restated employment agreement, Mr. Schulte agreed to serve in an executive capacity for us through December 1995, and thereafter for successive one-month periods until his discharge by us, his voluntary resignation or his death or disability, at a minimum annual salary of $125,000. His base salary rate may be increased at the discretion of our board of directors. If Mr. Schulte's employment with us is terminated, whether by voluntary termination by Mr. Schulte or by termination with or without cause by us, Mr. Schulte has agreed not to compete with us within a 500-mile radius of any of our manufacturing facilities for a three-year period after his termination. If Mr. Schulte dies, becomes disabled or we terminate his employment without cause, Mr. Schulte, or his designated beneficiary, is entitled to receive 75% of his base salary for a three-year period. If Mr. Schulte voluntarily terminates his employment with us, he is entitled to receive 25%, 50% or 75% of his base salary for a three-year period based on a three-year vesting schedule that commences in January 2003. In addition, Mr. Schulte may continue to participate in our group health insurance plan if he becomes disabled or we terminate his employment without cause. If we terminate Mr. Schulte's employment for cause or Mr. Schulte violates his covenant not to compete, he forfeits all rights to receive payments under the employment agreement.

         We maintain a supplemental retirement plan, which is a nonqualified, unfunded benefit plan under which designated key employees are eligible to receive monthly benefits following their retirement with us. If a participating key employee dies before retirement, his designated beneficiary is eligible to receive monthly or annual preretirement survivor benefits. Our board of directors determines the amount of retirement benefit to be payable to an eligible employee at the time our board of directors designates the employee as eligible to participate in our supplemental retirement plan. Generally, a participant becomes vested in his retirement benefit under the supplemental plan at the rate of 10% for each year of service with us and becomes fully vested upon his disability or upon the occurrence of a change in control of NCI. Messrs. A.R. Ginn, Schulte and Medlock, among others, are currently participants in our supplemental retirement plan. The benefit payable to Mr. A.R. Ginn, beginning at age 68, is $200,000 per year for ten years. Mr. A.R. Ginn's benefit under the supplemental plan will vest 20% per year over the next five years. The benefit payable to Mr. Schulte, beginning on the fourth anniversary of the termination of his employment, is $200,000 per year for seven years. Mr. Schulte's benefit under the supplemental plan will vest 33-1/3% per year over the next three years. The benefit payable to Mr. Medlock, who is fully vested, beginning at age 65, is $100,000 per year for 10 years. We have acquired life insurance policies to be used to discharge our obligations under our supplemental retirement plan.

         We have entered into split dollar life insurance agreements with specified key employees, including Messrs. Schulte and Koetting. Under these agreements, the key employees are the owners of life insurance policies providing death benefits. We advance the annual premium on each policy and the insured employee pays income tax on the one-year term cost of his policy. Each insured employee has collaterally assigned an interest in his respective policy to us in an amount equal to the premiums paid by us. The policy on Mr. Schulte covers him and his wife and provides a death benefit of $5,000,000, payable after the death of both Mr. Schulte and his wife. The policy on Mr. Koetting provides a death benefit of $1,500,000.

         Before its acquisition by us in May 1998, MBCI maintained the Metal Building Components, Inc. Executive Management Deferred Compensation Plan (the "MBCI Compensation Plan") and the Metal Building Components, Inc. Long-Term Management Incentive Scheme (the "MBCI Incentive Plan"). At the same time as our acquisition of MBCI in May 1998, MBCI paid the participants in the MBCI Incentive Plan the vested portion of the amounts being held for their accounts under the MBCI Incentive Plan and that plan was terminated. The unvested portions of their accounts were forfeited to us and deposited into a trust established under the Metal Building Components, L.P. and Metal Coaters Operating, L.P. Management Incentive Plan and related trust agreements (the "Management Incentive Plan") for officers of MBCI, including $684,760 for the account of Mr. Ginn and $911,790 for the account of Mr. Kelly Ginn. We also issued 1,400,000 unregistered shares of our common stock at the closing of the MBCI acquisition, which we booked at a value of $32.2 million for financial reporting purposes, to officers and employees of MBCI. The stock issuances included 500,000 shares to Mr. A.R. Ginn, which we booked at a value of $11,500,000 for financial reporting purposes, and 140,000 shares to Mr. Kelly Ginn, which we booked at a value of $3,220,000 for financial reporting purposes. These stock issuances were in exchange for their future interests in the MBCI Incentive Plan, their withdrawal from the MBCI Incentive Plan and their consent to the termination of the MBCI Compensation Plan.

         The funds held under the Management Incentive Plan are invested by the trustee, a national banking association, and may not be invested in our common stock. The amounts held in trust for the participants in the Management Incentive Plan, after taking into account any investment income and losses on those amounts, are held in trust for the account of each participant until May 1, 2003 unless earlier forfeited and distributed to us as specified in the Management Incentive Plan. During fiscal 1999, we amended the plan for three other key managers, other than Mr. A.R. Ginn, to allow them to vest early in a specified percentage of their trust account. In consideration of the early vesting, these officers agreed to defer their receipt of their remaining trust account until September 30, 2004 and agreed to extend some of their obligations under the Non-Competition Agreement (defined below). On the appropriate date, the entire balance then held in trust for the participants will become 100% vested. Promptly following vesting, we will distribute to each participant the entire balance of his individual trust account and all undistributed income, if either: (1) the participant, on that date, is then and has, since the date of our acquisition of MBCI, continuously been employed by us and has not, during that period, breached or violated the covenants in a

Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 1, 1998 (the "Non-Competition Agreement"), by and among us and the participants in the Management Incentive Plan; or (2) the participant is not our employee on that date but (a) the participant either died or justifiably terminated his employment as a result of listed actions or events, including a change in control of NCI; and (b) during the continuous period beginning with our acquisition of MBCI and ending on that date, the participant has not breached or violated the covenants in the Non-Competition Agreement.

         In connection with our acquisition of MBCI in May 1998, we established a trust account for Mr. Kelly Ginn under the Management Incentive Plan, into which we deposited $911,790 for Mr. Ginn. During fiscal 1999, we terminated Mr. Ginn's trust and allowed him to vest 100% in his trust account, and an aggregate of $1,002,294 was distributed to him in fiscal 2000. In consideration for the early vesting and the distribution of his account to him, Mr. Kelly Ginn agreed to pledge 50,000 shares of our common stock to NCI to secure his obligations under the Non-Competition Agreement. In January 2002, we released 25,000 shares from the pledge arrangement and returned them to Mr. Ginn in consideration of his satisfaction of certain of his obligations under the Non-Competition Agreement. We still hold 25,000 shares of our common stock owned by Mr. Kelly Ginn pursuant to this pledge arrangement.

         Mr. A.R. Ginn is a party to the Non-Competition Agreement, in which he has agreed that he will not compete with us until the later of May 1, 2003 or the second anniversary of the termination of his employment with us for any reason whatsoever. If Mr. A.R. Ginn breaches this covenant or other specified covenants in the Non-Competition Agreement, he will forfeit his right to receive distributions under the Management Incentive Plan.

         During fiscal 2002, we amended Mr. A.R. Ginn's plan to allow him a one-time option to defer the distribution of his account to him beyond the May 1, 2003 vesting date. Mr. Ginn exercised this option and will receive 50% of his trust account on May 1, 2004 and the remainder of his trust account on May 1, 2005, assuming he satisfies his obligations under the Non-Competition Agreement. During fiscal 2002, we also amended Mr. Ginn's trust agreement to allow the trustee to invest Mr. Ginn's funds in our 9 1/4% senior subordinated notes due 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of our board of directors is responsible for determining executive compensation. Mr. Breedlove, Mr. Erikson, Mr. Forbes and Mr. Pieper are the only members of the Compensation Committee. None of the Compensation Committee members are an officer or employee of NCI.

REPORT OF THE COMPENSATION COMMITTEE

         The principal elements of compensation provided to executive and other officers -- including Mr. A.R. Ginn, our Chairman of the Board, and Mr. Johnie Schulte, our President and Chief Executive Officer -- historically have consisted of a base salary, supplemented with the opportunity to earn a bonus under our annual cash bonus program ("Bonus Program"). The bonus amount is based on the return on operating assets of NCI for the fiscal year, as calculated in accordance with the Bonus Program ("ROA"), except that bonuses of our executive and most senior officers are based on a combination of ROA and minimum increases in earnings per share. Option grants under our stock option plan also have been utilized as a principal component of compensation.

         During fiscal 2002, we paid Mr. A.R. Ginn and Mr. Schulte a base salary of $450,000. Their last increase in salary occurred in December 2000 when we approved a 6.1% increase in salary, bringing their base salaries to $450,000 from $424,000. Although NCI outperformed its competitors in its industries during fiscal 2001, we did not increase Mr. A.R. Ginn's or Mr. Schulte's salaries for fiscal 2002 (or of any of our other Named Executive Officers) since NCI did not achieve the minimum ROA and increase in earnings per share under our Bonus Program as it then existed. In December 2002 we approved modest increases in base salary for fiscal 2003 for our Named Executive Officers, and certain other senior managers, other than Messrs. Ginn and Schulte. We did not increase Mr. A.R. Ginn's and Mr. Schulte's base salary for fiscal 2003 because we believe that their base salaries are in line with industry averages.

         Under our Bonus Program, Level 1 and Level 2 participants are eligible for the award of an annual cash bonus equal to a percentage of their respective base salaries, based upon our achievement of both a minimum ROA and a minimum increase in earnings per share for the fiscal year. For fiscal 2002, the Bonus Program provided that no cash bonuses would be awarded to Level 1 or Level 2 participants if (i) ROA was less than 15% and earnings per share growth was less than 20% or (ii) ROA was less than 10%. The percentage of base salary payable as a bonus increases proportionately with increases in the ROA and earnings per share growth achieved. In September 2002, we approved the movement of Messrs. Kelly Ginn and Koetting into Level 1 of the Bonus Program for fiscal 2002 from Level 2 because of their increased level of responsibility and their increased importance to the financial success of the Company. The maximum bonus for Level 1 participants, including Messrs. A.R. Ginn, Kelly R. Ginn, Koetting, Medlock and Schulte, is 127.5% of base salary. The maximum bonus for Level 2 participants is 85% of base salary.

         In addition, under the Bonus Program, Level 3 and Level 4 participants are eligible for the award of a cash bonus equal to a percentage of their respective base salaries, based upon our achievement of a minimum ROA for the fiscal year. For fiscal 2002, the Bonus Program provided that no cash bonuses would be awarded to Level 3 or Level 4 participants if the ROA was less than 15%. Level 3 participants are classified into five categories based on levels of responsibility and profits generated by the participant's manufacturing facility. The minimum bonuses for Level 3 participants ranged from 7.5% of base salary to 12.5% of base salary if ROA was 15%. If ROA was between 15% and 30%, the bonus for Level 3 participants increased proportionally, up to a maximum bonus for each category equal to four times the minimum bonus. For example, if ROA was 15% or more, a Level 3 participant with a minimum bonus of 7.5% was eligible for the award of a cash bonus equal to 7.5% of base salary and an additional 1.50% of base salary for each additional 1% increment in ROA over 15%, up to a maximum ROA of 30%. If ROA was between 15% and 30%, Level 4 participants were eligible for the award of a cash bonus equal to 6.5% of base salary and an additional 1.25% of base salary for each 1% increment in ROA over 15%. The maximum bonus for Level 4 participants is 25% of base salary.

         We believe that the Bonus Program allows us to provide base compensation to our management group below comparable rates paid by other companies, in exchange for generous bonuses when warranted by our performance. We also believe that including the achievement of earnings per share growth as an additional bonus criteria for top management provides incentives to maximize stockholder value and growth, while retaining the historical ROA incentive to aggressively manage assets in relation to income and expenses.

         In March 2002, we hired a third-party consultant to conduct a review of NCI's compensation structure for its executive and most senior managers. The consultant reviewed our base salaries and bonus levels for fiscal 2001 and compared them to the compensation structure of companies in an NCI peer group. In addition, the consultant reviewed our stock option plan and compared it to stock option plans of companies in the peer group.

         The consultant concluded that NCI's base salary levels were at or near the median for the peer group, but that the Bonus Program did not provide adequate levels of compensation for good performance, given the current target levels for minimum bonuses. The consultant recommended that NCI continue its practice of paying conservative base salaries, but allow more flexibility under the Bonus Program if NCI performs well.

         The consultant recommended that the 15% minimum ROA target be retained with respect to the payment of bonuses for Level 1 and Level 2 participants, but that the minimum earnings per share growth target be reduced from 20% to 10%. The consultant also recommended that Level 3 and 4 participants earn their maximum bonus under the bonus program if NCI achieves an ROA of at least 25%, rather than the current level of 30%. Based on the consultant's recommendation and our conclusion that the proposed changes were in the best interest of NCI, we approved the changes to the Bonus Program for fiscal 2003 and thereafter.

         The consultant also concluded that NCI's non-payment of bonuses in fiscal 2001 because it did not meet the minimum ROA and earnings per share growth targets of the Bonus Program was too harsh of a penalty given that NCI outperformed its competitors in a difficult economic environment. In addition, the consultant emphasized NCI's need to retain the services of certain executive officers who have responsibility over a significant portion of NCI's operations. In light of the consultant's recommendation and our concurrence with their belief that NCI needs to retain certain executive officers who oversee a significant portion of NCI's operations, we approved the payment of a special cash bonus in fiscal 2002, based on performance for fiscal 2001, for Messrs, A.R. Ginn, Schulte,

Medlock, Kelly Ginn and Koetting as well as one other key manager. The special bonus was for an amount equal to 25% of each of such person's then current base salary and resulted in the payment of an aggregate of $112,500, $112,500, $54,250, $56,250 and $56,250 to Messrs. A.R. Ginn, Schulte, Medlock, Kelly Ginn and Koetting, respectively.

         Some members of management also receive benefits under NCI's supplemental retirement plan, the split dollar life insurance agreements, the Management Incentive Plan and the various other arrangements described above under "Employment and Change-in-Control Agreements." We believe that benefit programs such as these, which address the unique circumstances of executives in light of limitations imposed on benefits payable from qualified welfare, profit-sharing and retirement plans, are critical in attracting and retaining quality executives.

         The consultant also recommended that we approve an equity based compensation plan with more flexibility than our existing stock option plan. We approved a new long-term stock incentive plan and recommended that the entire board of directors approve that plan and submit it to NCI's stockholders for approval. The board of directors has approved that new plan and it is being submitted to shareholders for approval at the Annual Meeting. See "Proposal to Approve 2003 Long-Term Stock Incentive Plan."

         At this time, based on our current executive structure, we do not believe it is necessary to adopt a policy with respect to qualifying executive compensation in excess of $1.0 million for deductibility under Section 162(m) of the Internal Revenue Code of 1986.

         This report is submitted by the members of the Compensation Committee.

                                      WILLIAM D. BREEDLOVE
                                      SHELDON R. ERIKSON
                                      GARY L. FORBES
                                      W.B. PIEPER

REPORT OF THE AUDIT COMMITTEE

         We have reviewed and discussed the audited financial statements of NCI for fiscal 2002 with management. We also have discussed the audited financial statements with Ernst & Young LLP, NCI's independent auditors. Our discussions with Ernst & Young LLP included, among other things, discussions relating to the auditor's responsibility under generally accepted auditing standards, the processes used by our management in formulating accounting estimates, significant adjustments made during the audit, any disagreements with our management and any difficulties encountered by the independent auditors in performing the audit. We also reviewed written disclosures from Ernst & Young LLP relating to any and all relationships between it and NCI, and we discussed with Ernst & Young LLP any relationship that might affect the objectivity or independence of Ernst & Young LLP. Based on those discussions, we are not aware of any relationship between Ernst & Young LLP and NCI that affects the objectivity or independence of Ernst & Young LLP.

         Based on those discussions and review, we recommended to the board of directors that the audited financial statements for fiscal 2002 be included in NCI's 2002 Annual Report to Stockholders. We also selected and retained Ernst & Young LLP as NCI's independent auditors for fiscal 2003.

         We also reviewed and discussed the fees paid to NCI's independent auditors during fiscal 2002 for audit and non-audit services, which fees and services are described below under the title "Our Independent Auditors and Fees," and have determined that the provision of the non-audit services and the fees that we pay for them are compatible with maintaining Ernst & Young LLP's independence.

         This report is submitted by the members of the Audit Committee.

                                      WILLIAM D. BREEDLOVE
                                      SHELDON R. ERIKSON
                                      GARY L. FORBES
                                      W.B. PIEPER

         In accordance with the rules and regulations of the SEC, the above reports of the Compensation Committee and the Audit Committee and the performance graph appearing below shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

STOCK PERFORMANCE CHART

         The following chart compares the yearly percentage change in the cumulative stockholder return on our common stock from November 1997 to the end of the fiscal year ended October 31, 2002 with the cumulative total return on the New York Stock Exchange Index and the MG Industry Group 634 - General Building Materials, a peer group. The comparison assumes $100 was invested on November 1, 1997 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                    [CHART]


                                                    Fiscal Year Ending
                                  --------------------------------------------------------
Company/Index/Market              10/31/98    10/31/99    10/31/00    10/31/01    10/31/02
                                  --------    --------    --------    --------    --------
NCI Building Systems                118.70       86.79       85.42       72.73      102.97
General Building Materials          104.25       98.59       95.07       99.40      102.37
NYSE Market Index                   115.35      133.83      144.73      120.85      106.46

             PROPOSAL TO APPROVE 2003 LONG-TERM STOCK INCENTIVE PLAN


DESCRIPTION OF PLAN

         The current number of shares subject to the plan is 1,500,000 shares.

         The plan's purposes are to:

                  o        attract and retain the best available personnel;

                  o provide additional incentives to employees, directors and consultants;

                  o increase the plan participants' interest in our welfare; and

                  o        promote the success of our business.

         Our board of directors believes that the plan is structured to accomplish these purposes. Accordingly, at our December 12, 2002 meeting, our board of directors approved submitting the plan to stockholders for their approval at the Annual Meeting.

         The proposal to adopt the plan must receive the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders do not approve the plan, it will terminate.

         The following summary of the plan is qualified by reference to the full text which is attached as Appendix A to this proxy statement.

GENERAL PROVISIONS

         The Compensation Committee of our board of directors administers the plan. In the future, the board of directors or other committees may be allocated some or all of the Compensation Committee's duties. The Compensation Committee consists solely of two or more directors who are independent in accordance with the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act. The Compensation Committee is authorized to:

                  o        interpret the plan and all awards;

                  o establish and amend rules and regulations for the plan's operation;

                  o        select recipients of awards;

                  o determine the form, amount and other terms and conditions of awards;

                  o        modify or waive restrictions on awards;

                  o        amend awards; and

                  o        grant extensions and accelerate awards.

         Our officers and other employees, directors and consultants, in addition to those of our subsidiaries, are eligible to be selected to participate in the plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a 50% voting equity interest. The Compensation Committee has the sole discretion to select participants from among the eligible persons. It is estimated that the total number of persons who are eligible to receive awards under the plan at present would not exceed 200.

         The aggregate number of shares of common stock which may be issued under the plan with respect to awards may not exceed 1,500,000. This amount includes 860,154 shares that were available for grant under our presently existing stock option plan at January 1, 2003, and no further options will be granted under that plan if the new plan is approved by shareholders. The 1,500,000 share limit is subject to adjustment for certain transactions affecting the common stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the plan. However, the cancellation of an option upon exercise of a stock appreciation right granted in tandem with the option will count against the limit. If the exercise price of an option is paid in common stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares will not count against the above limits. Any and all shares available for awards under the plan may be awarded by way of options, restricted stock awards or stock appreciation rights (regardless of the form of payment) to any one person. The maximum fair market value, measured as of the date of the grant of the award, of any award (other than options, restricted stock awards and stock appreciation rights) that may be granted to any one person during any fiscal year shall be $400,000, plus any consideration paid by that person for the award. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares.

TYPES OF AWARDS

         The plan provides for the grant of:

                  o stock options, including incentive stock options and nonqualified stock options;

                  o stock appreciation rights, in tandem with stock options or freestanding;

                  o        restricted stock awards;

                  o        performance share awards; and

                  o        phantom stock awards.

         Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. The Compensation Committee may grant awards individually, in combination, or in tandem.

GENERAL AWARD PROVISIONS

         All awards will be evidenced by award agreements, as determined by the Compensation Committee. The award will be effective on the date of grant unless the Compensation Committee specifies otherwise.

         The exercise or measurement price will be at least equal to the fair market value of our common stock. The fair market value generally is determined to be the closing sales price quoted on The New York Stock Exchange on the day preceding the grant of the award.

         Awards will normally terminate on the earlier of (i) 10 years from the date of grant, (ii) 30 days after termination of employment or service for a reason other than death, disability or retirement, (iii) one year after death or
(iv) one year (for incentive stock options) or five years (for other awards) after disability or retirement.

         Awards are non-transferable except by disposition on death or to certain family members, trusts and other family entities as the Compensation Committee may approve.

         The Compensation Committee may authorize the assumption of awards granted by other entities that are acquired by us or otherwise.

         Awards may be paid in cash, shares of our common stock or a combination, in lump sum or installments and currently or by deferred payment, all as determined by the Compensation Committee.

         A participant's breach of the terms of the plan or the award agreement will result in a forfeiture of the award.

OPTIONS

         Options granted under the plan may be:

                  o incentive stock options, as defined in the Internal Revenue Code, as amended; or

                  o nonqualified options, which do not qualify for treatment as incentive stock options.

         The Compensation Committee selects the recipients of options and sets the terms of the options, including:

                  o        the number of shares for which an option is granted;

                  o        the term of the option; and

                  o        the time(s) when the option can be exercised.

         The Compensation Committee determines how an option may be exercised, whether for cash, securities or a promissory note. Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through NASD dealers.

         An option agreement or the Compensation Committee's procedures may set forth conditions respecting the exercise of an option. The Compensation Committee may in its discretion waive any condition respecting the exercise of any option and may accelerate the time at which any option is exercisable.

         The Compensation Committee has adopted a policy under which it grants options on June 15 and December 15 of each year. Our Named Executive Officers and other senior managers receive grants of options to purchase that number of shares having a fair market value ranging from $40,000 to $100,000, with Messrs. A.R. Ginn and Schulte each receiving grants of options to purchase that number of shares having a fair market value of $100,000 and Messrs. Kelly Ginn, Koetting and Medlock receiving grants of options to purchase that number of shares having a fair market value of $75,000. In addition, certain of our general managers, plant managers and sales managers receive options to purchase that number of shares having a fair market value ranging from $12,500 to $50,000, $7,500 to $15,000 and $7,500 to $15,000, respectively. Also, each non-employee director receives grants of options to purchase that number of shares having a fair market value of $30,000 (if the non-employee director serves as the chairman of a committee) or $25,000 (if the non-employee director does not serve as the chairman of a committee).

         If stockholders approve the plan, no further grants of options will be made under our existing stock option plan. Options currently outstanding under that plan will remain outstanding and subject to its terms until those options expire or terminate.

STOCK APPRECIATION RIGHTS

         The Compensation Committee may decide that stock appreciation rights may be granted separately or in tandem with the grant of an option. A stock appreciation right is a grant entitling the participant to receive an amount in cash or shares of common stock or a combination thereof, as the Compensation Committee may determine, in an amount equal to the increase in the fair market value between the grant and exercise dates of the shares of common stock with respect to which the stock appreciation right is exercised.

         A stock appreciation right granted in tandem with a nonqualified option may be granted either at or after the time of the grant of the nonqualified option. A stock appreciation right granted in tandem with an incentive stock option may be granted only at the time of the grant of the incentive stock option. A stock appreciation right granted in tandem with an option terminates and is no longer exercisable upon the termination or exercise of the related option. The Compensation Committee may set the terms and conditions of stock appreciation rights, subject to the limitations set forth in the plan. At any time it may accelerate the exercisability of any stock appreciation right and otherwise waive or amend any conditions to the grant of a stock appreciation right.

RESTRICTED STOCK

         The Compensation Committee will have discretion to make grants of restricted stock. A restricted stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee on the date of the grant, shares of our common stock subject to such restrictions and conditions as the Compensation Committee may determine at the time of the grant. The recipient may have all the rights of a stockholder with respect to the restricted stock. These rights include voting and dividend rights, and they are effective as soon as:

                o restricted stock is granted (or upon payment of the purchase price for restricted stock if a purchase price is required); and

                o issuance of the restricted stock is recorded by our transfer agent.

         A grant of restricted stock will be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Compensation Committee may impose at the time of grant.

         Any restricted shares cease to be restricted stock and will be deemed "vested" after the lapse of all restrictions. The Compensation Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a grant of restricted stock vests.

         If a participant's employment or service is terminated for any reason prior to shares of restricted stock becoming vested, we have the right, in the discretion of the Compensation Committee, to:

                o    repurchase the unvested shares at their purchase price; or

                o    require forfeiture of those shares if acquired at no cost.

PERFORMANCE SHARE AWARDS

         The Compensation Committee may grant performance share awards, which are rights to receive shares of our common stock or their cash equivalent based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Compensation Committee may determine. Performance measures may include future performance by the grantee, us or any subsidiary, division or department.

         Payment will be made after the performance period based on the achievement of the performance measures as determined by the Compensation Committee.

PHANTOM STOCK AWARDS

         The Compensation Committee may grant phantom stock awards, which are rights to receive the fair market value of shares of our common stock, or the increase in the fair market value, during a period of time. The award may vest over a period of time specified by the Compensation Committee. Payment will be made following the prescribed period and may be made in cash, shares of our common stock or a combination as the Compensation Committee determines.

PERFORMANCE GOALS

         In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly held corporations may be limited to the extent total compensation for certain executive officers exceeds $1.0 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain "qualified performance-based compensation."

         Market-priced options and stock appreciation rights granted under the plan will automatically qualify as performance-based awards that are fully deductible without regard to the $1.0 million deduction limit imposed by Section 162(m). The Compensation Committee may designate any other award under the plan as qualified performance-based compensation in order to make the award fully deductible under Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on any one or more of the following performance criteria, which may be expressed in absolute terms or relative to individual performance, comparable companies, peer or industry groups or other standard indexes and in terms of company-wide objectives or in terms of absolute or comparative objectives that relate to the performance of divisions, affiliates, departments or functions within the company or an affiliate:

                o    earnings;

                o    earnings per share;

                  o EBITDA (earnings before interest, taxes, depreciation and amortization);

                  o        EBIT (earnings before interest and taxes);

                  o        economic profit;

                  o        cash flow;

                  o        revenue;

                  o        revenue growth;

                  o        net profit before tax;

                  o        gross profit;

                  o        operating income or profit;

                  o        return on equity;

                  o        return on assets;

                  o        return on capital;

                  o        changes in working capital;

                  o        stockholder return;

                  o        cost reduction;

                  o        customer satisfaction or growth; or

                  o        employee satisfaction.

         The Compensation Committee must establish the goals prior to the beginning of the period for which these goals relate (or such later date as may be permitted under applicable tax regulations), and the Compensation Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

PROVISIONS RELATING TO A CHANGE IN CONTROL, DEATH, DISABILITY AND RETIREMENT

         The plan provides certain benefits in the event of a change in control. A change in control is deemed to have occurred if:

                  o any person acquires beneficial ownership of 20% or more of our voting securities;

                  o as a result of, or in connection with, a tender or exchange offer, merger or other business combination, there is a change in the composition of a majority of our Board of Directors;

                  o we merge or consolidate with, or transfer substantially all of our assets to, another corporation, after which less than 50% of the voting securities of us or the surviving entity outstanding immediately thereafter is owned by our former stockholders; or

                  o a tender or exchange offer results in the acquisition of 30% or more of our outstanding voting securities.

         Upon the occurrence of a change in control, or a participant's death, disability or retirement, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise.

OTHER MODIFICATIONS

         In the event of specified changes in our capital structure, the Compensation Committee will have the power to adjust the number and kind of shares authorized by the plan (including any limitations on individual awards) and the number, option price or kinds of shares covered by outstanding awards. The Compensation Committee will also have the power to make other appropriate adjustments in awards under the plan.

FEDERAL INCOME TAX CONSEQUENCES

         The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

         The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands.

         The statutory holding period lasts until the later of:

                  o        two years from the date the option is granted; and

                  o one year from the date the common stock is transferred to the participant pursuant to the exercise of the option.

         If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

                  o the fair market value of the common stock on the date of exercise minus the option price; and

                  o the amount realized on disposition minus the option price.

         Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

         The exercise of an option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods ("disqualified shares"), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of an option through the exchange of non-disqualified shares.

         If an optionee exercises an option through the cashless exercise method by authorizing a broker designated by the Company to sell a specified number of the shares to be acquired through the option exercise having a market value equal to the sum of the option exercise plus any transaction costs (the "cashless shares"), the optionee should be treated as constructively receiving the full amount of option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining option shares as discussed above relating to nonqualified options. Since the optionee's tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

         Under Section 83(b) of the Internal Revenue Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a
Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83 election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the employee's ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

         Generally, an employee will not recognize any taxable income upon the award of stock appreciation rights, performance shares or phantom stock. At the time the employee receives the payment for the stock appreciation right, performance shares or phantom stock, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

         As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

         Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured and intend to implement the plan so that resulting compensation would be performance-based compensation. To allow us to qualify the compensation, we are seeking stockholder approval of the plan and the material terms of the related performance goals.

         The exercisability of an option or a stock appreciation right, the payment of performance share or phantom stock awards or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

         THE ABOVE SUMMARY OF THE EXPECTED EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN OUR PLAN IS NOT COMPLETE, AND WE RECOMMEND THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE ABOVE SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS, WHICH ARE SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE OR LOCAL LAW IS NOT COVERED IN THE ABOVE SUMMARY.

SECURITIES RESERVED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth the number of shares of our common stock reserved for issuance under our equity compensation plans as of the end of fiscal 2002.

                                                                                                Number of securities
                                                                                              remaining available for
                                                                                               future issuance under
                                        Number of securities to        Weighted-average          equity compensation
                                        be issued upon exercise       exercise price of            plans (excluding
                                        of outstanding options,      outstanding options,     securities reflected in
         Plan Category                    warrants and rights         warrants and rights             column (a))
-----------------------------------     -----------------------      --------------------     -----------------------
                                                  (a)                        (b)                         (c)
Equity compensation plans
approved by security holders ......                  1,862,222       $              17.14                  1,007,319(1)

Equity compensation plans not
approved by security holders ......                         --                         --                         --
                                          --------------------                                  --------------------

           Total ..................                  1,862,222                                             1,007,319

----------

(1) If the new plan is approved by stockholders, all of the remaining shares that were available for the grant of options under our presently existing stock option plan will become shares available for grants and awards under the new plan and no further options will be granted under our presently existing stock option plan.


         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE LONG-TERM STOCK INCENTIVE PLAN.

                    BOARD MEETINGS, COMMITTEES AND ATTENDANCE

         Our board of directors met four times during the fiscal year ended November 2, 2002. Each director attended at least 80% of the called meetings. Our board of directors currently has appointed four committees, the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee.

EXECUTIVE COMMITTEE

         The Executive Committee is generally authorized to act on behalf of our board of directors between scheduled meetings of our board of directors to the fullest extent permitted by Delaware corporate law, provided, however that the Executive Committee does not have the authority to commit over $5.0 million of our resources with respect to a single matter or an aggregate of $10.0 million for all matters between regularly scheduled meetings, approve amendments to our charter or by-laws or approve specified extraordinary corporate transactions. The members of the Executive Committee are Mr. Ginn and Mr. Schulte, with Mr. Schulte serving as Chairman of the Executive Committee. The Executive Committee met twenty times during the fiscal year ended November 2, 2002.

AUDIT COMMITTEE

         The Audit Committee, which operates under a written Audit Committee Charter adopted by our board of directors, is responsible for engaging and discharging the independent auditors and for monitoring audit functions and procedures. The Audit Committee provides assistance to the board of directors regarding the corporate accounting and reporting practices of NCI and the quality and integrity of its financial reports. The members of the Audit Committee are Mr. Breedlove, Mr. Erikson, Mr. Forbes and Mr. Pieper, with Mr. Forbes serving as Chairman of the Audit Committee. The Audit Committee is comprised solely of directors who are not our officers or employees. The Audit Committee met two times during the fiscal year ended November 2, 2002.

         The Audit Committee is comprised solely of directors whom we believe have no relationship to us that might interfere with the exercise of their independence from our management and whom we believe meet the standards of independence stated by New York Stock Exchange.

         In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Exchange Act or to the liabilities of
Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for reviewing and making recommendations to our board of directors on all matters relating to compensation and benefits provided to executive management. The members of the Compensation Committee are Mr. Breedlove, Mr. Erikson, Mr. Forbes and Mr. Pieper, with Mr. Breedlove serving as Chairman of the Compensation Committee. The Compensation Committee is comprised solely of directors who are not our officers or employees. The Compensation Committee met six times during the fiscal year ended November 2, 2002.

NOMINATING COMMITTEE

         The Nominating Committee is responsible for reviewing and interviewing qualified candidates to serve on our board of directors and to make nominations to fill vacancies on our board of directors and to select the management nominees for the directors to be elected by our stockholders at each annual meeting.

         The Nominating Committee will consider qualified nominees recommended by stockholders who may submit recommendations to the Nominating Committee in care of our Chairman of the Board and Secretary at our address set forth on page 1 of this proxy statement. To be considered by the Nominating Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected.

         Nominations by stockholders may also be made at an annual meeting of stockholders in the manner provided in our amended and restated by-laws. Our by-laws provide that a stockholder entitled to vote for the election of directors may make nominations of persons for election to our board of directors at a meeting of stockholders by complying with required notice procedures. Nominations must be made by written notice and the notice must be received at our principal executive offices not less than 75 or more than 85 days before any annual meeting of stockholders. If, however, notice or prior public disclosure of an annual meeting is given or made less than 75 days before the date of the annual meeting, the notice must be received no later than the 10th day following the date of mailing of the notice of the annual meeting or the date of public disclosure of the date of the annual meeting, whichever is earlier. The notice must specify:

         o as to each person the stockholder proposes to nominate for election or re-election as a director:

                  -- the name, age, business address and residence address of the person;

                  --       the principal occupation or employment of the person;

                  -- the class and number of shares of our capital stock that are beneficially owned by the person; and

                  -- any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act; and

         o        as to the stockholder giving the notice:

                  -- the name and record address of the stockholder and any other stockholder known to be supporting the nominee; and

                  -- the class and number of shares of our capital stock that are beneficially owned by the stockholder making the nomination and by any other supporting stockholders.

         We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director. At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

         The Nominating Committee is comprised solely of directors who are not our officers or employees. For the fiscal year ended October 31, 2002, Mr. Breedlove, Mr. Erikson, Mr. Forbes and Mr. Pieper served as members of the Nominating Committee, with Mr. Forbes serving as the Chairman of the Nominating Committee. The Nominating Committee met one time during the fiscal year ended November 2, 2002.

                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. These persons are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms received by us with respect to fiscal 2002, or written representations from the reporting persons, Mr. Schulte was late with respect to two filings.

              TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES

         With respect to transactions between us and Messrs. A.R. Ginn, Schulte and Kelly Ginn, please see "Executive Compensation--Employment and Change-in-Control Agreements."

         In December 2002, we purchased from each of Messrs. A.R. Ginn and Schulte a 25% interest in a Cessna Citation airplane, which gave us complete ownership of that airplane. In consideration for their respective 25% interests, we paid each of Messrs. A.R. Ginn and Schulte an aggregate of $400,000 apiece, which was the appraised value of their interests.

                     OUR INDEPENDENT AUDITORS AND AUDIT FEES

         Our Audit Committee has selected and retained Ernst & Young LLP as our independent auditors for fiscal 2003. Ernst & Young LLP served as our independent auditors for the fiscal year ended November 2, 2002. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to answer appropriate stockholder questions.

AUDIT FEES

         We paid Ernst & Young $352,000 during fiscal 2002 for its independent audit of our annual financial statements and its review of the financial statements contained in our quarterly reports on Form 10-Q.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION

         Ernst & Young LLP did not perform any financial system design or implementation services for us during fiscal 2002.

ALL OTHER FEES

         We paid Ernst & Young LLP $88,000 during fiscal 2002 for all other services consisting primarily of tax-related services.

                             STOCKHOLDERS' PROPOSALS

         If you wish to present a proposal for inclusion in our proxy material for consideration at the annual meeting of stockholders to be held in 2004, you must submit the proposal in writing to our Secretary at the address shown on the first page of this proxy statement not later than October 3, 2003. That proposal must comply with Section 8 of Article II of our by-laws and, if it is to be included in our proxy materials, Rule 14a-8 under the Exchange Act. Our by-laws permit our board of directors or the presiding officer of the annual meeting of stockholders to be held in 2004 to reject any proposal submitted for that meeting after October 3, 2003 or that otherwise does not comply with the by-laws. It is likely that an untimely or noncomplying proposal will be rejected. If, however, an untimely or noncomplying proposal is not rejected, then (subject to Rule 14a-4 under the Exchange Act) the persons named as proxies in the proxy cards solicited by our board of directors for that meeting will be entitled to vote the shares represented by the proxy cards held by them regarding that proposal in their discretion, if properly raised at the meeting.

                                  MISCELLANEOUS

         Our board of directors knows of no business other than that described above to be transacted at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on those matters.

         The information contained in the proxy statement relating to the occupations and security holdings of our directors and officers and their transactions with us is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of our common stock is based upon information contained in reports filed by that owner with the SEC.

         The 2002 Annual Report to Shareholders, which includes our financial statements and accompanies this proxy statement, does not form any part of the materials for the solicitation of proxies.

                                           By Order of the Board of Directors

                                                 /s/ Donnie R. Humphries
                                                   Donnie R. Humphries
                                                        Secretary

Houston, Texas
January 31, 2003

                                                                      APPENDIX A


                           NCI BUILDING SYSTEMS, INC.
                       2003 LONG-TERM STOCK INCENTIVE PLAN


         1. PURPOSE. The purposes of the Plan are to attract and retain for the Company and its Subsidiaries the best available personnel, to provide additional incentives to Employees, Directors and Consultants, to increase their interest in the Company's welfare, and to promote the success of the business of the Company and its Subsidiaries.

         2. INCENTIVE AWARDS AVAILABLE UNDER THE PLAN. Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Restricted Stock Awards; (d) Stock Appreciation Rights; (e) Performance Share Awards; and (f) Phantom Stock Awards.

         3. SHARES SUBJECT TO PLAN. Subject to adjustment pursuant to Section 12(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 1,500,000. At all times during the term of the Plan, the Company shall allocate and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan. The shares to be delivered under the Plan shall be made available from authorized but unissued shares of Common Stock or Common Stock held in the treasury of the Company.

         4. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Officers, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. The Committee in its sole discretion shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

         5. LIMITATION ON INDIVIDUAL AWARDS. Any and all shares available for Awards under the Plan may be awarded by way of Options, Restricted Stock Awards or Stock Appreciation Rights (regardless of the form of payment) to any one person. The maximum Fair Market Value, measured as of the date of the grant of the Award, of any Awards (other than Options, Restricted Stock Awards and Stock Appreciation Rights) that may be granted to any one person during any fiscal year shall be $400,000, plus any consideration paid by that person for the Award. The preceding sentences shall be applied in a manner which will permit compensation generated under the Plan, where appropriate, to constitute "performance-based" compensation for purposes of Section 162(m) of the Code.

         6. STOCK OPTIONS.

                  (a) Grant of Options. An Option is a right to purchase shares of Common Stock during the option period for a specified exercise price. The Committee shall determine whether each Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option and the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment, and all other terms and conditions of the Option.

                  (b) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of Incentive Stock Options granted under any other incentive stock option plan of the Company or a Subsidiary shall not exceed $100,000. If the Fair Market Value of stock with respect to which all Incentive Stock Options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to

                                                                      APPENDIX A


constitute Incentive Stock Options and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this
Section 6(b), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                  (c) Acquisitions and Other Transactions. Notwithstanding the provisions of Section 11(h), in the case of an Option issued or assumed pursuant to Section 11(h), the exercise price and number of shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder.

                  (d) Payment on Exercise. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee where permitted by law: (i) if a public market for the Common Stock exists, through a "same day sale" arrangement between the Optionee and a NASD Dealer whereby the Optionee elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company;
(iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company); or (iv) where approved by the Committee at the time of exercise, by delivery of the Optionee's promissory note with such recourse, interest, security, redemption and other provisions as the Committee may require, provided that the par value of each of the shares of Common Stock to be purchased is paid for in cash. No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

         7. RESTRICTED STOCK AWARDS.

                  (a) Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Common stock for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

                  (b) Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

                  (c) Rights as Stockholder. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in this Plan, or in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock except as the Forfeiture Restrictions expire, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the Forfeiture Restrictions expire,
(iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire.

                  (d) Stock Certificate Delivery. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the

                                                                      APPENDIX A


Forfeiture Restrictions have expired. The Grantee, by his or her acceptance of the Restricted Stock Award, irrevocably grants to the Company a power of attorney to transfer any shares so forfeited to the Company, agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and agrees that such provisions regarding transfers of forfeited shares shall be specifically performable by the Company in a court of equity or law.

                  (e) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award. In the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

                  (f) Forfeiture of Restricted Stock. Unless otherwise provided in a Restricted Stock Agreement, on termination of the Grantee's employment or service prior to lapse of the Forfeiture Restrictions, the shares of Common Stock which are still subject to the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company except to repay any purchase price per share paid by the Grantee for the shares forfeited.

                  (g) Waiver of Forfeiture Restrictions; Committee's Discretion. With respect to a Restricted Stock Award that has been granted to a Covered Employee where such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code, the Committee may not waive the Forfeiture Restrictions applicable to such Restricted Stock Award.

         8. STOCK APPRECIATION RIGHTS.

                  (a) Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon exercise of the right, shares of Common Stock or their cash equivalent in an amount equal to the increase in Fair Market Value of the Common Stock between the grant and exercise dates.

                  (b) Tandem Rights. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, the Committee shall retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Grantee to receive cash in full or partial settlement of Stock Appreciation Rights. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award.

                  (c) Limitations on Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

         9. PERFORMANCE SHARE AWARDS.

                  (a) Performance Share Awards. A Performance Share Award is a right to receive shares of Common Stock or their cash equivalent based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee shall determine. Each Performance Share Award may have a maximum value established by the Committee at the time of such Award.

                  (b) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Share Award, a performance period or periods over which the performance applicable to the Performance Share Award of the Grantee shall be measured.

                                                                      APPENDIX A


                  (c) Performance Measures. A Performance Share Award may be awarded to an Employee contingent upon future performance of the Grantee, the Company or any Subsidiary, division or department thereof by or in which he is employed or performing services during the performance period or periods, combinations thereof, or such other provisions as the Committee may determine to be appropriate. The Committee shall establish the performance measures applicable to such performance prior to the beginning of any performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

                  (d) Payment. Following the end of any performance period, the Grantee of a Performance Share Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Share Award, if any, based on the achievement of the performance measures for such performance period, as determined by the Committee in its sole discretion.

                  (e) Termination of Employment. The Committee shall determine the effect of termination of employment or service during the performance period on a Grantee's Performance Share Award, which shall be set forth in the Award Agreement.

         10. PHANTOM STOCK AWARDS.

                  (a) Phantom Stock Awards. Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of the Common Stock over a specified period of time, which may vest over a period of time as established by the Committee, without payment of any amounts by the Grantee thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award may have a maximum value established by the Committee at the time of such Award.

                  (b) Award Period. The Committee shall establish, at the time of grant of each Phantom Stock Award, a period over which the Award shall vest with respect to the Grantee.

                  (c) Payment. Following the end of the determined period for a Phantom Stock Award, the Grantee of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, if any, based on the then vested value of the Award. Cash dividend equivalents may be paid during or may be accumulated and paid at the end of, the determined period with respect to a Phantom Stock Award, as determined by the Committee.

         11. GENERAL PROVISIONS REGARDING AWARDS.

                  (a) Form of Award Agreement. Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form (which need not be the same for each Grantee) as the Committee from time to time approves but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

                  (b) Awards Criteria. In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Grantee as it deems appropriate.

                  (c) Date of Grant. The date of grant of an Award will be the date specified by the Committee as the effective date of the grant of an Award or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Award.

                  (d) Stock Price. The exercise price or other measurement of stock value relative to any Award shall be not less than 100% of the Fair Market Value of the shares of Common Stock for the date of grant of the Award. The exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option.

                                                                      APPENDIX A


                  (e) Period of Award. Awards shall be exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in an Award Agreement, Awards other than Restricted Stock Awards shall terminate on (and no longer be exercisable or payable after) the earlier of: (i) ten (10) years from the date of grant; (ii) for an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the date of grant of the Option; (iii) the 30th day after the Grantee is no longer serving in any capacity as an Employee, Consultant or Director of the Company for a reason other than death of the Grantee, Disability or retirement at or after the Normal Retirement Age; (iv) one year after death; or (v) one year (with respect to an Incentive Option) or five years (with respect to any other Award) after Disability of the Grantee or after his or her retirement at or after the Normal Retirement Age from any capacity as an Employee, Consultant or Director of the Company.

                  (f) Acceleration of Vesting or Lapse of Restrictions. If the Grantee dies or becomes Disabled while serving as an Employee, Consultant or Director of the Company or retires at or after Normal Retirement Age, or if there occurs a Change in Control, then 100% of the benefits dependent upon lapse of time will become vested, all Forfeiture Restrictions and other forfeiture and repurchase provisions will lapse and, subject to meeting any performance or other criteria for such Award, such benefits will be available thereafter for purchase or payment during the Award term.

                  (g) Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Grantee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Grantee only by the Grantee; provided, that the Grantee may designate persons who or which may exercise or receive his Awards following his death. Notwithstanding the preceding sentence, Awards other than Incentive Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Award would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

                  (h) Acquisitions and Other Transactions. The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

                  (i) Payment. Payment of an Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and (iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock for the payment or exercise date. The Committee may permit or require the deferral of payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, dividend equivalents or other forms of investment return.

                  (j) Notice. If an Award involves an exercise, it may be exercised only by delivery to the Company of a written exercise notice approved by the Committee, stating the number of shares of Common Stock being exercised, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares upon exercise, together with payment in full of any exercise price for any shares being purchased.

                  (k) Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to any Award granted under the Plan. Prior to issuance of any shares of Common Stock, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon exercise or payment of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax withholding obligations.

                                                                      APPENDIX A


                  (l) Limitations on Exercise. The obligation of the Company to issue any shares of Common Stock or otherwise make payments hereunder shall be subject to the condition that any exercise and the issuance and delivery of such shares and other actions pursuant thereto comply with the Securities Act, all applicable state securities and other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

                  (m) Privileges of Stock Ownership. Except as provided in the Plan with respect to Restricted Stock Awards, no Grantee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised and the purchased or awarded shares are issued and delivered to the Grantee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

                  (n) Breach; Additional Terms. A breach of the terms and conditions of this Plan or established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award, including provisions pertaining to the termination of the Grantee's employment (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions or other vesting provisions. Such additional terms, conditions or restrictions shall also be set forth in an Award Agreement made in connection with the Award.

                  (o) Performance-Based Compensation. The Committee may designate any Award as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. Any Awards designated as "qualified performance-based compensation" shall be conditioned on the achievement of any one or more Performance Criteria, and the measurement may be stated in absolute terms or relative to individual performances, comparable companies, peer or industry groups or other standard indexes, and in terms of company-wide objectives or in terms of absolute or comparative objectives that relate to the performance of divisions, affiliates, departments or functions within the company or an affiliate. Notwithstanding any other provision of the Plan, the Committee may grant an Award that is not contingent on performance goals or is contingent on performance goals other than the Performance Criteria, so long as the Committee has determined that such Award is not intended to satisfy the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

                  (a) Capital Adjustments. The number of shares of Common Stock
(i) covered by each outstanding Award granted under the Plan, the exercise, target or purchase price of such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Section 3 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee.

                  (b) Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or a Subsidiary, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, for all of the shares of Common Stock at the time represented by such Award, (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock

                                                                      APPENDIX A


Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction, and (iii) all other Awards shall become fully vested and payment thereof shall be accelerated using, if applicable, the then-current Fair Market Value to measure any payment that is based on the value of the Common Stock or using such higher amount as the Committee may determine to be more reflective of the actual value of such stock.

         13. STOCKHOLDER APPROVAL. The Company shall obtain the approval of the Plan by the Company's stockholders at the next annual meeting following its adoption by the Board, and no Awards shall be made hereunder unless and until such approval is obtained.

         14. ADMINISTRATION. This Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of this Plan or any Award granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Award or any shares of Common Stock or other payments received pursuant to an Award.

         15. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ranking prior to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award Agreement or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person's service or interfere or affect in any way with the right of the Company or a Subsidiary to terminate such person's employment or service at any time, with or without cause.

         16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Subsidiary, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

         17. AMENDMENT OR TERMINATION OF PLAN. The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws and regulations, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not adversely affect Awards previously granted, and such Awards shall otherwise remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing signed by the Grantee and the Company.

         18. EFFECTIVE DATE AND TERM OF PLAN. The Plan as set forth herein shall become effective on the Effective Date and shall continue in effect for a term of ten (10) years thereafter unless sooner terminated by action of the Board.

         19. GOVERNING LAW. The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

                                                                      APPENDIX A


         20. DEFINITIONS. As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

                  (a) "Award" means any right granted under the Plan, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish.

                  (b) "Award Agreement" means a written agreement with a Grantee with respect to any Award.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change in Control" of the Company means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation or transfers substantially all of its assets to another corporation and as a result of the merger, consolidation or transfer less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; or (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding voting securities.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

                  (f) "Committee" means the committee, (or committees), as constituted from time to time, of the Board that is appointed by the Board to administer the Plan; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to Awards granted under the Plan. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are or are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act, and the term "Committee" as used herein shall also be applicable to such committee. The Board may assume any or all of the powers and responsibilities prescribed for the Committee, and to the extent it does so, the term "Committee" as used herein shall also be applicable to the Board.

                  (g) "Common Stock" means the Common Stock, $0.01 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue in replacement or substitution thereof.

                  (h) "Company" means NCI Building Systems, Inc., a Delaware corporation.

                  (i) "Consultant" means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or such Subsidiary and who is a "consultant or advisor" within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.

                  (j) "Covered Employee" means the chief executive officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to stockholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

                                                                      APPENDIX A


                  (k) "Director" means a member of the Board or the board of directors of a Subsidiary.

                  (l) "Disability" means the "disability" of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (m) "Effective Date" means the date on which the Plan is approved by the stockholders of the Company.

                  (n) "Employee" means any person who is employed, within the meaning of Section 3401 of the Code, by the Company or a Subsidiary. The provision of compensation by the Company or a Subsidiary to a Director solely with respect to such individual rendering services in the capacity of a Director shall not be sufficient to constitute "employment" by the Company or that Subsidiary.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

                  (p) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                           (1) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

                           (2) In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

                  (q) "Grantee" means an Employee, Director or Consultant to whom an Award has been granted under the Plan.

                  (r) "Incentive Stock Option" means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

                  (s) "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

                  (t) "Non-Employee Director" means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or a Subsidiary in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

                                                                      APPENDIX A


                  (u) "Non-Qualified Stock Option" means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

                  (v) "Normal Retirement Age" means the age established by the Board from time to time as the normal age for retirement of a Director or Employee, as applicable. In the absence of a determination by the Board with respect to any class of Grantee, the Normal Retirement Age shall be deemed to be 65 years of age.

                  (w) "Officer" means a person who is an "officer" of the Company or any Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

                  (x) "Option" means an award granted under Section 6 of the Plan.

                  (y) "Option Agreement" means a written agreement with a Grantee with respect to the Award of an Option.

                  (z) "Optionee" means an individual to whom an Option has been granted under the Plan.

                  (aa) "Outside Director" means a Director of the Company who either (i) is not a current employee of the Company or an "Subsidiary corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "Subsidiary corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an "Subsidiary corporation" at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an "Subsidiary corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of
Section 162(m) of the Code.

                  (bb) "Performance Criteria" means (1) earnings; (2) earnings per share; (3) EBITDA (earnings before interest, taxes, depreciation and amortization); (4) EBIT (earnings before interest and taxes); (5) economic profit; (6) cash flow; (7) revenue; (8) revenue growth; (9) net profit before tax; (10) gross profit; (11) operating income or profit; (12) return on equity;
(13) return on assets; (14) return on capital; (15) changes in working capital;
(16) stockholder return; (17) cost reduction; (18) customer satisfaction or growth; or (19) employee satisfaction; and any other performance objective approved by the stockholders of the Company in accordance with Section 162(m) of the Code.

                  (cc) "Performance Share Award" means an Award granted under
Section 9 of the Plan.

                  (dd) "Phantom Stock Award" means an Award granted under
Section 10 of the Plan.

                  (ee) "Plan" means this NCI Building Systems, Inc. 2003 Long-Term Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

                  (ff) "Qualifying Shares" means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.

                  (gg) "Regulation S-K" means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

                  (hh) "Restricted Stock Agreement" means a written agreement with a Grantee with respect to a Restricted Stock Award.

                  (ii) "Restricted Stock Award" means an Award granted under
Section 7 of the Plan.

                                                                      APPENDIX A


                  (jj) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

                  (kk) "Section" means a section of the Plan unless otherwise stated or the context otherwise requires.

                  (ll) "Securities Act" means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

                  (mm) "Spread" means an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock for the date of exercise of a Stock Appreciation Right, over the exercise price of such right.

                  (nn) "Stock Appreciation Right" means an Award granted under
Section 8 of the Plan.

                  (oo) "Stock Appreciation Rights Agreement" means a written agreement with a Grantee with respect to an Award of Stock Appreciation Rights.

                  (pp) "Subsidiary" means (i) for purposes of Awards other than Incentive Stock Options, any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (ii) with respect to an Option that is intended to be an Incentive Stock Option, any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "Subsidiary group" as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity that may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted.

                  (qq) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

NCI BUILDING SYSTEMS, INC.

                                        [ ]  Mark this box with an X if you have
                                             made changes to your name or
                                             address details below.


--------------------------------------------------------------------------------

ANNUAL MEETING PROXY CARD

--------------------------------------------------------------------------------

A.  ELECTION OF TWO CLASS I DIRECTORS.

1.  The Board of Directors recommends a vote FOR the listed nominees.


01 - A. R. Ginn                                      For       Withhold
                                                     [ ]          [ ]

02 - W. Bernard Pieper                               [ ]          [ ]

B.  ISSUES

    The Board of Directors recommends a vote FOR the following proposals.

                                                     For        Against     Abstain
2.  Approval of adoption of the 2003 Long-Term       [ ]          [ ]         [ ]
    Stock Incentive Plan
3.  In their discretion, upon any other business     [ ]          [ ]         [ ]
    which may properly come before the meeting.

C.  AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name exactly as it appears above. Joint owners must each sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If held by a corporation, please sign in full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership's name by an authorized partner or officer.


Signature 1                                      Signature 2                                   Date (mm/dd/yyyy)
---------------------------------------------    ------------------------------------------    ------------------------------------

                                                                                                           /            /

---------------------------------------------    ------------------------------------------    ------------------------------------

--------------------------------------------------------------------------------

PROXY - NCI BUILDING SYSTEMS, INC.

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE NCI BUILDING SYSTEMS, INC. BOARD OF DIRECTORS.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MARCH 14, 2003 - 10:00 A.M.


The share owner(s) whose signature(s) appear(s) on the reverse side of this Proxy hereby appoint(s) A.R. Ginn and Johnie Schulte, with or without others, proxies with full power of substitution to vote all shares of common stock that the share owner(s) would be entitled to vote at the Annual Meeting of Stockholders of NCI Building Systems, Inc. (the "Company"), to be held on Friday, March 14, 2003 at 10:00 a.m., local time, at the Company's Johnie Schulte Training Center located at 7313 Fairview, Houston, Texas 77041, and at all adjournments thereof, as follows on the reverse side. Receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated January 31, 2003 is hereby acknowledged.

This Proxy is to be voted as specified on the reverse side. If no specification is made, this Proxy is to be voted FOR the nominees listed in Item 1, FOR the approval of the adoption of the 2003 Long-Term Stock Incentive Plan listed in
Item 2 and IN THE DISCRETION OF THE PROXIES upon such other business as may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.